Exhibit 32.1

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alexander von Welczeck, Chief Executive Officer of Friendlyway Corporation (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-QSB for the quarter ended January 31, 2006 (the “Form 10-QSB”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-QSB fairly presents, in all material respects, The financial condition and results of operations of the Company.

FRIENDLYWAY CORPORATION	/s/ Alexander von Welczeck
(Registrant)	Alexander von Welczeck
Dated: March 26, 2006	Chief Executive Officer